UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2004


                                ECI TELECOM LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Israel                        0-12672                    None
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
incorporation or organization)                              identification no.)

           30 Hasivim Street                             49133
          Petah Tikva, Isarel                          (Zip code)
    (Address of principal executive
              offices)

    Registrant's telephone number, including area code: 011 (972) 3 926-6555



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

                                ECI TELECOM LTD.



                                   FORM 8-K/A


                          AMENDMENT 1 TO CURRENT REPORT


                                TABLE OF CONTENTS

                                                                          Page

         Item 7.    Exhibits............................................... 3

         Signature  ....................................................... 4


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

Item 7.  Exhibits.

   Exhibit No.       Description

           23.10 Consents of Somekh Chaikin, a member of KPMG International, Registered Public Accountants.

           23.11     Consent of BDO Seidman, LLP, Registered Public Accountants.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, ECI Telecom Ltd. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 15, 2004

                                                          ECI TELECOM LTD.

                                        By:     /s/ Martin Ossad
                                                --------------------------------
                                        Name:   Martin Ossad
                                        Title:  Corporate Vice President and
                                                General Counsel



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

                                  Exhibit Index

   Exhibit No.       Description

      23.10 Consents of Somekh Chaikin, a member of KPMG International, Registered Public Accountants.

      23.11     Consent of BDO Seidman, LLP, Registered Public Accountants.


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